UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 25, 2023

THE ODP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2023, the Company held its Annual Meeting. As of the record date, there were 40,157,705 common shares entitled to one vote per share. Results of votes with respect to proposals submitted at that meeting are as follows:

1.

To elect nine (9) members of the Company’s board of directors to serve until the next annual meeting, until their successors have been elected and qualified, or until their resignation or removal. Our shareholders voted to elect all nine members to serve as directors. Votes recorded, by nominee, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Quincy L. Allen	33,499,757	477,928	10,344	2,093,731
Kristin A. Campbell	33,276,189	701,763	10,077	2,093,731
Marcus B. Dunlop	33,838,504	139,047	10,478	2,093,731
Cynthia T. Jamison	30,877,516	3,099,477	11,036	2,093,731
Shashank Samant	33,465,527	512,117	10,385	2,093,731
Wendy L. Schoppert	31,279,752	2,698,124	10,153	2,093,731
Gerry P. Smith	33,831,637	146,067	10,325	2,093,731
David M. Szymanski	33,314,903	662,894	10,232	2,093,731
Joseph S. Vassalluzzo	33,671,391	306,133	10,505	2,093,731

2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The Company’s shareholders voted to approve this proposal with 35,307,686 votes for and 763,835 votes against. There were 10,239 abstentions and 0 broker non-votes.

3.

To hold an advisory vote on the compensation of the Company’s named executive officers. The Company’s shareholders voted to approve this proposal with 33,493,380 votes for and 483,819 votes against. There were 10,830 abstentions and 2,093,731 broker non-votes.

4.

To hold an advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers. The Company’s stockholders voted 30,413,377 votes for “One Year,” 6,093 votes for “Two Years” and 3,556,604 votes for “Three Years”. There were 11,955 abstentions and 2,093,731 broker non-votes. The Company will hold an advisory vote on the compensation of the Company’s named executive officers every “One Year.”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: April 25, 2023	/s/ Sarah E. Hlavinka
	Name:	Sarah E. Hlavinka
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary